                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) - August 13, 2002
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                        MULTILINK TECHNOLOGY CORPORATION
                        --------------------------------
             (Exact name of Registrant as specified in its Charter)



          California                     000-31851              95-4522566
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(State or Other Jurisdiction            (Commission          (I.R.S. Employer
of Incorporation or Organization)       File Number)        Identification No.)



300 Atrium Drive, 2nd Floor, Somerset, New Jersey                   08873
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(Address of Principal Executive Offices)                         (Zip Code)



       Registrant's telephone number, including area code: (732) 537-3700
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                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

Item 7. Exhibits.

          (a)      Not Applicable.

          (b)      Not Applicable.

          (c)      Exhibits.

                   Exhibit 99.1

                   Press Release dated August 13, 2002 of the Registrant.

Item 9. Regulation FD Disclosure.

     On August 13, 2002, Multilink Technology Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         MULTILINK TECHNOLOGY CORPORATION


Date: August 13, 2002                    By:   /s/ Richard N. Nottenburg
                                            ------------------------------------
                                            Name: Richard N. Nottenburg
                                            Title: President and Chief Executive
                                                    Officer

                                  EXHIBIT INDEX

Exhibit Number                         Description
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   99.1           Press Release dated August 13, 2002, of the Registrant.